Exhibit No: 10.2

Amendment to Sections 23.1 and 23.2 of Catalyst Supply Agreement

Sections 23.1 and 23.2 of the Catalyst Supply Agreement effective January 2, 2015 between the undersigned parties are hereby amended as follows:

Section 23.1

Section 23.1 currently reads as follows:

Pilot Program Contingency. Customers obligations under this Catalyst Agreement shall be and hereby are contingent upon the institution, completion by that date which is one hundred twenty (120) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customers option upon prior written notice to Supplier), and Customers acceptance, in its sole discretion, of the results of, of a pilot test program (a “Pilot Program”) whereby Customer shall utilize, on terms mutually agreeable to Supplier and Customer, Suppliers facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customers willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Catalyst Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

Section 23.1 is amended to read as follows:

Pilot Program Contingency. Customers obligations under this Catalyst Agreement shall be and hereby are contingent upon the institution, completion by that date which is two hundred ten (210) days after the Effective Date (which date may be extended for an additional thirty (30) days at Customers option upon prior written notice to Supplier), and Customers acceptance, in its sole discretion, of the results of, of a pilot test program (a “Pilot Program”) whereby Customer shall utilize, on terms mutually agreeable to Supplier and Customer, Suppliers facility (the “Test Facility”) at 20 Iroquois Street, Niagara Falls, New York (the “Pilot Program Contingency”) to ascertain Customers willingness to go forward with the transactions contemplated herein, and, if so ascertained, to establish Minimum Performance Levels for the Initial Order and using the relevant feedstock. Immediately upon the execution and delivery of this Catalyst Agreement by the parties hereto, the parties shall in good faith diligently negotiate the terms of an agreement for use of the Test Facility for the Pilot Program.

1

Section 23.2

Section 23.2 currently reads as follows:

Financing Contingency. Customers obligations under this Catalyst Agreement shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is thirty (30) calendar days after the Effective Date, and (ii) the Initial Order (as defined in the Equipment Supply Contract) and working capital in amounts and upon terms acceptable to Customer in Customers sole discretion, on or before that date which is sixty (60) days after Customers written notice of removal or satisfaction of the Pilot Program Contingency (the “Financing Contingency”; the Pilot Program Contingency and the Financing Contingency are herein collectively referred to as the “Contingencies”).

Section 23.2 is amended to read as follows:

Financing Contingency. Customers obligations under this Catalyst Agreement shall be and hereby are contingent upon Customer obtaining funding for (i) the Pilot Program on terms acceptable to Customer in its sole discretion, on or before that date which is one hundred twenty (120) calendar days after the Effective Date, and (ii) the Initial Order (as defined in the Equipment Supply Contract) and working capital in amounts and upon terms acceptable to Customer in Customers sole discretion, on or before that date which is sixty (60) days after Customers written notice of removal or satisfaction of the Pilot Program Contingency (the “Financing Contingency”; the Pilot Program Contingency and the Financing Contingency are herein collectively referred to as the “Contingencies”).

All other terms and conditions of the Catalyst Supply Agreement shall remain the same.

Dated: May 1, 2015	PLASTIC2OIL, INC., a Nevada corporation

	By:	/s/ Richard W. Heddle
Richard W. Heddle
President & CEO

Dated: May 1, 2015	ECONAVIGATION, LLC, a New York limited liability company

	By:	/s/ Mark D. Ragus
Mark D. Ragus
President

2